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    As filed with the Securities and Exchange Commission on October 13, 1999



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 12, 1999
                                ----------------


                            FIRST CHARTER CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                       0-15829                     56-1355866
---------------                    ------------              -------------------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

           22 Union Street, North, Concord, North Carolina 28026-0228
        ----------------------------------------------------------------
        (Addresses, including zip codes, of principal executive offices)

                                 (704) 786-3300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5   OTHER EVENTS.

         On October 12, 1999, First Charter Corporation (the "Registrant") announced financial results for the three month and nine month periods ended September 30, 1999. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      The following exhibits are filed herewith:


Exhibit No.       Description
-----------       -----------

   99.1 News release disseminated on October 12, 1999 by First Charter Corporation.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST CHARTER CORPORATION


                                      By:  /s/Lawrence M. Kimbrough
                                           -----------------------------------
                                           Lawrence M. Kimbrough
                                           President and Chief Executive Officer

Dated:  October 13, 1999



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                                  EXHIBIT INDEX


Exhibit No.     Description                                  Sequential Page No.
-----------     -----------                                  -------------------

99.1            News Release disseminated on October 12,
                1999 by First Charter Corporation.